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                                                                    Exhibit 10.1



NEITHER THIS CONVERTIBLE SECURED PROMISSORY NOTE NOR THE SECURITIES FOR WHICH IT MAY BE EXCHANGED HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THIS NOTE NOR SUCH SECURITIES MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS UNLESS MAKER RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED.

                      CONVERTIBLE SECURED PROMISSORY NOTE

$1,500,000.00                                                  February 14, 2001

         FOR VALUE RECEIVED, the undersigned, ROADHOUSE GRILL, INC., a Florida corporation ("Maker"), promises to pay to Berjaya Group (Cayman) Limited (Berjaya) ("Holder"), or order or assignee, the sum of One Million Five Hundred Thousand Dollars ($1,500,000), or so much thereof as may from time to time hereafter be outstanding hereunder, whichever is less, together with interest thereon, all as hereinafter provided.

         1. INTEREST AND PRINCIPAL PAYMENTS.

         a. This Note and any accrued interest is payable upon demand of Holder, but in no event sooner than six (6) months from the execution hereof.

         b. From the date hereof to and including the date this Note is paid or otherwise discharged, the outstanding principal amount of this Note shall bear simple interest at a rate of Ten percent (10%) per annum, computed on the basis of three hundred sixty five days per calendar year.

         c. All payments of principal and interest shall be made in lawful money of the United States of America and shall be made to Holder at such place as is designated by Holder.

         d. Maker is responsible for all withholding tax, where applicable.

         2. EXCHANGE OF NOTE FOR COMMON STOCK.

         Notwithstanding the other terms and conditions of this Note, Holder shall have the option of exchanging this Note for shares of common stock of Maker ("Common Stock"). The date upon which the Holder shall exchange this Note for shares of Common Stock shall be hereinafter referred to as the "Exchange Date". The number of shares of Common Stock into which this Note may be exchanged on the Exchange Date shall be equal to number of shares of common stock, valued at fair market value at the Exchange Date, subject to any and all State and Federal laws which govern such transactions, which equals the outstanding principal amount of this Note on Exchange Date, and all accrued but unpaid interest thereon.


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         3. EXCHANGE PROCEDURES; RESERVATION OF SHARES.

         a. Upon the exchange of this Note for shares of Common Stock, Maker shall, as soon as practicable, take all such steps as may be necessary to issue such Common Stock in exchange for this Note, and thereafter deliver to Holder a certificate or certificates for the whole number of shares of Common Stock to which Holder shall be entitled against receipt of this Note, duly endorsed for cancellation.

         b. Maker covenants that it will, at the Exchange Date, make available out of its authorized Common Stock, solely for the purpose of issue upon exchange of this Note for Common Stock, such number, class and series of shares of Common Stock as shall then be issuable upon the exchange of this Note, and will rank parri passu in all respects with Maker's existing Common Stock.

         c. Registration Rights. If at any time or from time to time, the Company shall propose to register any farther securities for public sale under the Securities Act, then the Company shall give Holder prompt notice of the proposed registration and shall include in such registration on the same terms and conditions as the other securities included in such registration such number of Exchange Shares as Holder shall request within 15 business days after the giving of such notice; PROVIDED, HOWEVER, that the Company may at any time prior to the effectiveness of any such registration statement, in its sole discretion and without the consent of Holder abandon the proposed offering in which Holder had requested to participate. Notwithstanding the foregoing, (i) the Company shall not be obligated to include such Exchange Shares in such offering if the Company is advised in writing by the managing underwriter or underwriters of such offering that such offering would in it or their good faith judgment be materially adversely affected by such inclusion; PROVIDED, HOWEVER, that the Company shall in any case be obligated to include such number or amount of Exchange Shares in such offering, and (ii) the Company shall not be obligated to effect any registration of such Exchange Shares incidental to the registration by the Company of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other director or employee benefit plans. Holder shall be entitled to withdraw any or all of its Exchange Shares included in any such registration at any time before its agreement to sell such securities. Notwithstanding any provision to the contrary, the Holder shall have the right to a S-1 registration of the stock, at the Company's expense, provided however, that the Company is only liable for the expense for one such registration.

         4. EVENTS OF DEFAULT. The occurrence or existence of any one of the following events or conditions shall constitute a default or event of default hereunder (each, an "EVENT OF DEFAULT"):




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         a. Maker shall fail to pay the principal and/or interest of this Note, when the same becomes due and payable in accordance with the terms hereof, and after demand for payment has been made therefor and such amount remains unpaid for ten (10) days after such date;

         b. Maker fails to honor Holder's exchange rights under Section 3 hereof or fails to observe or perform any other covenant or agreement on the part of Maker contained in this Note for a period of thirty (30) days (this 30 day period does not apply to monetary default) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Maker by Holder of this Note;

         c. Maker makes a general assignment for the benefit of its creditors or applies to any tribunal for the appointment of a trustee or receiver of a substantial part of the assets of Maker, or commences any proceedings relating to Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debts, dissolution or other liquidation law of any jurisdiction; or any such application is filed, or any such proceedings are commenced against Maker and Maker indicates its consent to such proceedings, or an order or decree is entered by a court of competent jurisdiction appointing such trustee or receiver, or adjudicating Maker bankrupt or insolvent, or approving the petition in any such proceedings, and such order or decree remains unstayed and in effect for sixty (60) days.

         5. REMEDIES.

         a. If an Event of Default occurs and is continuing, Holder of this Note may, by notice in writing to Maker, declare the entire unpaid principal of the Note to be due and payable immediately, and upon any such declaration the principal and unpaid interest of the Note shall become and be immediately due and payable, and Holder of this Note may thereupon proceed to protect and enforce its rights either by suit in equity or by action of law or by other appropriate proceedings, whether for specific performance (to the extent permitted by law) of any covenant or agreement contained herein or in aid of the exercise of any power granted herein, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of such Holder.

         b. In the event this Note is placed in the hands of an attorney for collection or for enforcement, or in the event that Holder incurs any costs incident to the collection of any indebtedness evidenced hereby, Maker agrees to pay all reasonable attorneys' fees, all court and other costs and the reasonable costs of any other collection efforts. Forbearance to exercise the remedies set forth herein with respect to any failure or breach of Maker shall not constitute a waiver by any Holder of any of such remedies.

         6. This Note is secured by and is given in accordance with the terms of that certain security agreement dated as of February 14, 2001 (the "Agreement"), between the Maker and the Holder, and the Holder or any holder hereof is and shall be entitled to the benefits of the security provided for therein. Upon occurrence of any default or event of default as defined in the Agreement, the holder of this Note may declare the unpaid balance hereof, including principal and accrued and unpaid interest, to be immediately due and payable as provided for in the Agreement.




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         7. NOTICES; MISCELLANEOUS.

         a. All notices, requests, consents and other communications required or permitted under this Note shall be in writing and shall be deemed to have been delivered three (3) days after the date of a facsimile transmission or mailed, postage prepaid, by certified mail, return receipt requested, or on the date personally delivered:

                  i.    If to Holder, to:

                        Level 28 Menara Shahzan Insas
                        30 Jalan Sultan Ismail
                        50250 Kuala Lumpur, Malaysia
                        Attention: Kien Sing Chan

                  ii.   If to Maker, to:

                        2703-A Gateway Drive
                        Pompano Beach, Florida 33069
                        Attention: Ayman Sabi, Chief Executive Officer

                  iii. If to any other holder other than Holder, to such address as may have been designated by notice given Maker by such Holder.

Maker, Holder or any other holder hereof may designate a different address by notice given in accordance with the foregoing.

         b. Maker hereby waives demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, all other notices, filing of suit and diligence in collecting this Note or enforcing any security given therefor, and agree to any substitution, exchange, or release of any security, with or without consideration, now or hereafter given for this Note; and such substitution, exchange or release shall not in any way affect the obligations of Maker. Maker further agrees that it will not be necessary for any holder hereof, in order to enforce payment of this Note, first to institute or exhaust its remedies against Maker or to enforce its rights against any security for this Note.

         c. From time to time, without affecting the obligations of Maker or its legal representatives, successors or assigns to pay the outstanding principal balance of this Note and observe the covenants of Maker contained herein and in the documents and instruments related hereto, without giving notice to or obtaining the consent of Maker, or its legal representatives, successors or assigns, and without liability on the part of Holder, Holder may, at the option of Holder, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms of payment of said outstanding principal balance in any manner more favorable to Maker or join in any extension or subordination agreement, and



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agree in writing with Maker to modify the rate of interest or period of amortization of this Note or change the amount of the payments hereunder. No one or more of such actions shall constitute a novation or otherwise affect or impair the indebtedness evidenced hereby.

         9. COMPLIANCE WITH SECURITIES LAWS. The Holder of this Note, by its acceptance of this instrument, represents and acknowledges that this Note is acquired for the Holder's own account for investment purposes and that this Note and the Common Stock issuable upon exercise hereof (the "Note Shares"), respectively, have not been registered under the Securities Act of 1933, as amended. Accordingly, any transfer of this Note and such Note Shares shall be subject to legal restrictions. The Holder agrees that it will not offer for sale or sell, assign or otherwise dispose of (except exchange of the Note for Note Shares) this Note or any Note Shares issued to it pursuant to exercise hereof, except in accordance with the terms of this Note and applicable securities laws. The Note Shares shall bear a legend similar to the legend on this Note.

         10. GOVERNING LAW. This Note and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida (without regard to principles of conflicts of laws or choice of law) and applicable federal law.



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         IN WITNESS WHEREOF, the Maker has signed this Note under seal as of the year and date first above written.


                                             MAKER:


                                             By: /s/ Ayman Sabi
                                                 -------------------------------
ATTEST:                                          Name:  Ayman Sabi
                                                 Title: Pres./CEO


/s/
-----------------------------------
Its Secretary



[Corporate Seal]





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